_________________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



                    Date of Report (Date of earliest Event
                         Reported):  August 13, 1997


          FINANCIAL ASSET SECURITIES CORP., (as depositor).


                  FINANCIAL ASSET SECURITIES CORP.
      -----------------------------------------------------
     (Exact name of registrant as specified in its charter)


          Delaware               333-29381          06-1442101
----------------------------   ------------     -----------------
(State or Other Jurisdiction   (Commission     (I.R.S. Employer
     of Incorporation)         File Number)   Identification No.)




       600 Steamboat Road
       Greenwich Connecticut                         06830
     -------------------------                    ----------
       (Address of Principal                      (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code (203) 625-2700
                                                   ----- --------

_________________________________________________________________


Item 5.   Other Events.
------    ------------

Filing of Form T-1.
------------------

     On August 13, 1997, Financial Asset Securities Corp. (the "Company") is filing a Form T-1 to designate U.S. BANK NATIONAL ASSOCIATION, F.K.A. FIRST BANK NATIONAL ASSOCIATION to act as an eligible trustee under trust indentures to be qualified pursuant to Sections 305 or 307 of the Trust Indenture Act of 1939. Form T-1 is annexed hereto as Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1  Form T-1.


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         FINANCIAL ASSET SECURITIES CORP.



                         By: /s/ Peter McMullin
                             -----------------------------------
                               Peter McMullin
                               Vice President



Dated:  August 13, 1997



                                Exhibit Index
                                -------------


Exhibit
-------

99.1      Form T-1


                                 Exhibit 99.1
                                 ------------



                      SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C. 20549


                                  __________

                                   FORM T-1

Statement of Eligibility and Qualification Under the
Trust Indenture Act of 1939 of a Corporation
Designated to Act as Trustee




                       U.S. BANK NATIONAL ASSOCIATION
                    F.K.A. FIRST BANK NATIONAL ASSOCIATION
             (Exact name of Trustee as specified in its charter)

     United States                                      41-0417860
(State of Incorporation)                             (I.R.S. Employer
                                                    Identification No.)

     First Trust Center
     180 East Fifth Street
     St. Paul, Minnesota                                 55101
(Address of Principal Executive Offices)               (Zip Code)




                       FINANCIAL ASSET SECURITIES CORP.
            (Exact name of registrant as specified in its charter)


        Delaware                                        06-1442010

(State of Incorporation)                             (I.R.S. Employer
                                                    Identification No.)
     600 STEAMBOAT ROAD
     GREENWICH, CT                                         06830
(Address of Principal Executive Offices)                 (Zip Code)



                      HOME LOAN ASSET BACKED SECURITIES
                     (Title of the Indenture Securities)


                                   GENERAL
                                   -------


1.   General Information Furnish the following information as to the Trustee.
     -------------------

     (a) Name and address of each examining or supervising authority to which it is subject.
               Comptroller of the Currency
               Washington, D.C.

     (b)  Whether it is authorized to exercise corporate trust powers.
          Yes

2.   AFFILIATIONS  WITH OBLIGOR  AND  UNDERWRITERS   If  the  obligor or  any
     underwriter for the obligor is an affiliate of the Trustee, describe each such affiliation.
               None

     See Note following Item 16.

     Items 3-15 are not applicable because to the best of the Trustee's knowledge the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

16.  LIST OF EXHIBITS  List below all exhibits filed as a part of this
     ----------------
statement of eligibility and qualification.

     1.   Copy of Articles of Association.*



     2.   Copy of Certificate of Authority to Commence Business.*

     3. Authorization of the Trustee to exercise corporate trust powers (included in Exhibits 1 and 2; no separate instrument).*

     4.   Copy of existing By-Laws.*

     5.   Copy of each Indenture referred to in Item 4.  N/A.

     6.   The consents of the Trustee required by Section 321(b) of the act.

     7. Copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority incorporated by reference to File Number 333-26679.

 * Incorporated by reference to File Number 333-30939.



                                     NOTE

     The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors or affiliates, are based upon information furnished to the Trustee by the obligors, While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.





                                  SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, U.S. Bank National Association, an Association organized and existing under the laws of the United States, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Saint Paul and State of Minnesota on the 11th day of August, 1997.

                         U.S. BANK NATIONAL ASSOCIATION



                         /s/ Lynn M. Steiner
                         -------------------
                         Lynn M. Steiner
                         Assistant Vice President





/s/ Mark E. LeMay
-----------------
Mark E. LeMay
Assistant Secretary

                                  EXHIBIT 6

                                   CONSENT

     In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated:  August 11, 1997


                         U.S. BANK NATIONAL ASSOCIATION



                         /s/ Lynn M. Steiner
                         --------------------
                         Lynn M. Steiner
                         Assistant Vice President



                               BROWN & WOOD LLP
                            One World Trade Center
                          New York, New York  10048
                          Telephone:  (212) 839-5300
                          Facsimile:  (212) 839-5599





                                        August 13, 1997


BY MODEM
--------

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549


     Re:  Financial Asset Securities Corp.
          Mego Mortgage Home Loan Owner Trust 1997-4
          Home Loan Asset Backed Securities
          ------------------------------------------


Ladies and Gentlemen:

     On behalf of Financial Asset Securities Corp. (the "Company"), we attach hereto for filing, pursuant to the Securities Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, annexing a Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of a Corporation Designated to Act as Trustee, on Form T-1, in connection with the above-referenced transaction.


                                        Very truly yours,

                                        /s/ Steven Z. Hodaszy

                                        Steven Z. Hodaszy


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